UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 21, 2010

(Date of earliest event reported)

MF Global Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of incorporation)

001-33590	98-0551260
(Commission File Number)	(IRS Employer Identification No.)

717 Fifth Avenue New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 589-6200

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 21, 2010, MF Global Holdings Ltd. issued a press release, which is furnished as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference.

Item 9.01	Exhibits

(a)	None
(b)	None
(c)	None
(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued by MF Global Holdings Ltd. dated January 21, 1010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MF GLOBAL HOLDINGS LTD.

Date: January 21, 2010	By:	/S/ LAURIE R. FERBER
Laurie R. Ferber General Counsel